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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                   _________________________________________

                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 20, 1996


                             WHIRLPOOL CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                       1-3932                 38-1490038
----------------------------         ---------------        --------------------
(State or other jurisdiction         (Commision File         (I.R.S. Employer
     of incorporation)                   number)             Identification No.)



               2000 M63 North,  Benton Harbor, Michigan    49022-2692
               ------------------------------------------------------
               (Address of principal executive officers)   (Zip Code)


                                   (616)-923-5000
                 --------------------------------------------------
                 Registrant's telephone number, including area code

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Item 5.   Other Events
          ------------

          On March 20, 1996 the registrant announced the resignation of Robert
I. Frey as executive vice president of Whirlpool Corporation, and chief executive officer of Whirlpool Asia, a wholly-owned subsidiary of Whirlpool Corporation. Mr. Frey's resignation is effective April 15, 1996.

          Robert D. Hall has been named executive vice president of Whirlpool Corporation, and president of Whirlpool Asia effective April 16, 1996.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          Exhibit 1
          ---------

          Copy of a press release dated March 20, 1996 announcing the resignation of Robert I. Frey as executive vice president of Whirlpool Corporation, and chief executive officer of Whirlpool Asia, and the appointment of Mr. Robert D. Hall as executive vice president of Whirlpool Corporation, and president of Whirlpool Asia.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               WHIRLPOOL CORPORATION
                                               Registrant


Date March 26, 1996                          By:/s/ Daniel F. Hopp
                                                ------------------------------
                                                Name:  Daniel F. Hopp
                                                Title: Vice President, General
                                                       Counsel and Secretary